UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - July 21, 2006

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

50 MAIN STREET, HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Item 9.01 (c)	Financial Statements and Exhibits
99: Press Release of Peoples Financial Services Corp., dated July 21, 2006, regarding Second Quarter Earnings

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated July 21, 2006, regarding Second Quarter Earnings	4

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	John W. Ord
Dated: July 21, 2006		By: John W. Ord CEO/Chairman

	/s/	Richard S. Lochen, Jr.
Dated: July 21, 2006		By: Richard S. Lochen, Jr. President

	/s/	Debra E. Dissinger
Dated: July 21, 2006		By: Debra E. Dissinger Executive Vice President/COO

	/s/	Joseph M. Ferretti
Dated: July 21, 2006		By: Joseph M. Ferretti Vice President/CCO

	/s/	Frederick J. Malloy
Dated: July 21, 2006		By: Frederick J. Malloy Asst. Vice President/Controller